UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2008

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2008, MMA Mortgage Investment Corporation, a wholly-owned subsidiary of the registrant, entered into a Ninth Amendment dated as of November 14, 2008 to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association. Among other things, this amendment:

• permits MMA Mortgage Investment Corporation to request advances under the agreement in an amount not to exceed $50,000,000, which MMA Mortgage Investment Corporation believes is adequate to meet its funding needs;

• increases the facility fee to 0.250% per annum on the Revolving Commitment and increases the interest rate that MMA Mortgage Investment Corporation pays on the Revolving Investment Advances and Revolving Warehousing Advances to 1.000% and 1.750%, respectively; and

• waives any default or event of default arising from the late delivery by MMA Mortgage Investment Corporation of its 2007 audited financial statements and compliance certificates for the months ended July 31, 2008 and August 31, 2008. MMA Mortgage Investment Corporation delivered its completed 2007 audited financial statements and compliance certificates to U.S. Bank National Association on November 4, 2008. Further, the Ninth Amendment requires that MMA Mortgage Investment Corporation deliver monthly unaudited financial statements prepared in accordance with GAAP and certified by an authorized financial officer.

The agreement remains a wholly discretionary facility, so that U.S. Bank may decide in its sole discretion whether to make any advance requested by MMA Mortgage Investment Corporation from time to time under the agreement, and which advances will be payable upon demand by U.S. Bank.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains forward looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management’s expectations at the date of this Report regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Report. Readers are cautioned not to place undue reliance on forward-looking statements in this Report. We have not undertaken to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ninth Amendment dated as of November 14, 2008 to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

November 20, 2008	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

9.01	Ninth Amendment